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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Brian E. Côté Chief Financial Officer (949) 509-4420

DOWNEY FINANCIAL CORP. ANNOUNCES THIRTEEN
MONTH SELECTED FINANCIAL DATA

          Newport Beach, California — December 15, 2006 — Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended November 30, 2006.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $16.5 billion and 169 branches throughout California and four in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)

	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,
(Dollars in Thousands)	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2005	2005

Balance sheet summary
Total assets	$16,496,149	$16,680,660	$16,982,793	$17,215,720	$17,257,180	$17,464,780	$17,568,618	$17,826,523	$17,802,759	$17,451,436	$17,294,265	$17,095,663	$16,871,519
Loans receivable held for investment, net	14,185,494	14,504,207	14,811,858	15,062,465	15,332,167	15,520,619	15,709,670	15,820,029	15,867,814	15,793,336	15,657,598	15,357,158	15,229,274
Loans held for sale, at lower of cost or fair value	357,666	378,660	323,428	414,542	390,529	417,691	415,923	597,122	561,511	391,224	388,369	464,488	445,963
MBS available for sale, at fair value	253	255	257	258	260	263	265	269	271	273	277	277	279
Cash, investment securities and FHLB stock	1,629,887	1,477,655	1,529,581	1,428,012	1,228,189	1,229,927	1,144,281	1,108,639	1,081,781	979,692	967,155	996,553	916,316
Deposits	11,777,977	11,848,697	11,945,758	12,003,555	12,014,337	11,887,739	11,945,771	12,074,377	12,198,903	12,076,720	11,864,060	11,876,848	12,006,474
FHLB advances and other borrowings	2,774,668	2,843,266	3,144,224	3,185,299	3,467,722	3,754,492	3,806,849	3,975,436	3,825,811	3,662,079	3,687,478	3,557,515	3,157,731
Senior notes	198,245	198,230	198,216	198,201	198,186	198,172	198,157	198,143	198,129	198,115	198,101	198,087	198,073
Non-performing assets as a % of total assets	0.55%	0.47%	0.39%	0.32%	0.27%	0.23%	0.23%	0.21%	0.22%	0.22%	0.21%	0.21%	0.23%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$171,026	$210,452	$213,941	$274,133	$268,737	$340,516	$377,217	$393,753	$584,593	$509,018	$570,422	$608,946	$594,911
Residential one-to-four units – subprime	2,012	1,779	3,392	2,587	1,956	5,161	5,895	7,173	19,926	16,202	19,207	25,529	23,684
All other	2,344	2,198	3,620	2,997	9,127	7,281	38,149	3,629	16,817	4,159	92,694	4,095	14,786
Repayments	(530,449)	(554,264)	(496,202)	(576,312)	(491,003)	(578,724)	(536,401)	(480,877)	(566,819)	(426,367)	(400,771)	(552,457)	(504,379)
Loans for sale:
Originations and purchases	245,428	285,913	244,222	311,093	268,757	310,815	266,364	315,135	433,626	295,444	251,094	342,532	339,727
Sales	(252,738)	(224,603)	(324,401)	(282,706)	(296,049)	(303,542)	(443,977)	(280,475)	(263,662)	(290,561)	(322,063)	(320,826)	(417,177)
Mortgage loans serviced for others
Total	$5,819,457	$6,646,004	$6,595,462	$6,518,984	$6,397,528	$6,377,737	$6,198,140	$5,865,463	$5,794,067	$5,637,156	$5,546,702	$5,292,253	$10,501,925
With capitalized mortgage servicing rights: (a)
Amount	2,349,285	2,344,658	2,345,880	2,356,368	2,374,849	2,369,543	2,381,128	2,379,143	2,372,534	2,385,736	2,392,503	2,362,539	2,348,056
Weighted average interest rate	5.73%	5.72%	5.70%	5.69%	5.68%	5.66%	5.65%	5.64%	5.63%	5.62%	5.61%	5.60%	5.59%
Interest rate spread data
Weighted average yield: (b)
Loans and MBS	7.52%	7.44%	7.38%	7.24%	7.13%	6.99%	6.92%	6.65%	6.52%	6.42%	6.27%	6.10%	5.97%
Investment securities	5.34	5.24	5.26	5.14	4.97	4.97	4.82	4.75	4.66	4.47	4.45	4.37	4.22

Interest-earning assets yield	7.34	7.27	7.22	7.10	7.01	6.88	6.81	6.56	6.44	6.34	6.19	6.04	5.91

Weighted average cost:
Deposits	3.93	3.88	3.81	3.73	3.62	3.45	3.40	3.31	3.22	3.16	3.08	2.98	2.88
FHLB advances and other borrowings	5.73	5.73	5.68	5.68	5.69	5.56	5.33	5.16	4.94	4.88	4.78	4.71	4.48
Senior notes	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50	6.50

Combined funds cost	4.31	4.27	4.23	4.17	4.12	3.99	3.89	3.80	3.67	3.60	3.52	3.42	3.25

Interest rate spread	3.03%	3.00%	2.99%	2.93%	2.89%	2.89%	2.92%	2.76%	2.77%	2.74%	2.67%	2.62%	2.66%

(a)  Excludes loans sold or securitized prior to 1996 and loans sub-serviced without capitalized mortgage servicing rights.
(b)  Reflects month-end contractual yields and costs and excludes adjustments for non-accrual loans, amortization of net deferred costs to originate loans, premiums and discounts, prepayment and late fees and FHLB stock dividends.
(c)  Includes the yield on investment securities accounted for on a trade-date basis but for which interest income will not be recognized until settlement.

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